UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09060

HOLLAND SERIES FUND, INC.

(Exact name of registrant as specified in charter)

PO Box 44183

Denver, CO 80201

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael F. Holland President and Treasurer Holland Series Fund, Inc. PO Box 44183 Denver, CO 80201

State Street Bank and Trust Company

Kristin Person, Esq.

1 Lincoln Street, SUM0703

Boston, Massachusetts 02111

and

Timothy Diggins, Esq.

Ropes & Gray

800 Boylston Street

Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code: (800) 304-6552

Date of fiscal year end: September 30th

Date of reporting period: September 30, 2020

Item 1: Shareholder Report

Holland Series Fund, Inc.

Holland Balanced Fund •	LETTER FROM THE PRESIDENT

September 30, 2020

Dear Fellow Shareholders:

Our Fund’s total return for the year ended September 30, 2020 was 2.49%. The Standard & Poor’s 500 was 15.15% during the period. Our Fund’s cumulative total return since inception (October 2, 1995 through September 30, 2020) was 331.79%, meaning that a hypothetical investment of $10,000 has grown to $43,179.(a)

Our Fund is marking its 25th anniversary. We have experienced extraordinary events during the period. Our investment strategy of investing in the best managed companies we could find and simultaneously tempering market volatility with safe high quality fixed income has served us well.

It has been a pleasure to invest along with you for the past quarter century!

With Bullish Regards,

Michael F. Holland

President and Founder

Investing involves risk, including possible loss of principal.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Current performance may be lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling: 1-800-304-6552.

(a) Please see “Cumulative Performance (Unaudited)” on page 2 for more information. Fees and expenses would lower this return.

The views in this letter were those of the Fund manager as of 09/30/2020 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

Holland Series Fund, Inc.

Holland Balanced Fund •	CUMULATIVE PERFORMANCE (UNAUDITED)

September 30, 2020

Set forth below are the cumulative total return figures for the periods indicated and a graph showing a hypothetical $10,000 investment made in the Holland Balanced Fund, Lipper Balanced Fund Index, Standard & Poor’s 500 Index and the 90 Day U.S. Treasury Bill on October 2, 1995. The cumulative and annualized total return figures and the information in the graph represent past performance and are not indicative of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Cumulative performance is the aggregate amount that an investment has gained or lost over the specified time period. The total returns reflect changes in price of the Fund’s shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost.

Return over the period	Quarter to Date	Calendar YTD	1 Year	3 Years	5 years	10 Years	Inception

Holland Balanced Fund (a)	3.42%	–2.39%	2.49%	14.92%	34.95%	108.69%	331.79%

Lipper Balanced Fund Index (b)	6.24%	3.56%	8.99%	22.27%	48.68%	114.53%	331.79%

Standard & Poor’s 500 Index (b)	8.93%	5.57%	15.15%	41.55%	93.80%	262.44%	826.13%

90 Day U.S. Treasury Bill (b)	0.02%	0.28%	0.66%	4.61%	5.62%	5.87%	70.73%

Annualized

Holland Balanced Fund (a)	N.A.	N.A.	2.49%	4.75%	6.18%	7.63%	6.03%

Lipper Balanced Fund Index (b)	N.A.	N.A.	8.99%	6.93%	8.26%	7.93%	6.03%

Standard & Poor’s 500 Index (b)	N.A.	N.A.	15.15%	12.28%	14.15%	13.74%	9.31%

90 Day U.S. Treasury Bill (b)	N.A.	N.A.	0.66%	1.51%	1.10%	0.57%	2.16%

Holland Series Fund, Inc.

Holland Balanced Fund •	MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

September 30, 2020

Since inception (October 2, 1995 through September 30, 2020), our Fund’s cumulative total return is 331.79%. This compares to 826.13% for the Standard & Poor’s 500 Index, and 331.79% for the Lipper Balanced Fund Index, both of which are unmanaged indices. For the year ended September 30, 2020, our Fund’s total return was 2.49%. The Standard & Poor’s 500 Index was 15.15% and the Lipper Balanced Fund Index was 8.99%.

During the volatile twelve months, the stock market has been led by the large tech companies and selected consumer companies. Our Microsoft and Home Depot holdings have been beneficiaries. Conversely, energy related companies have been pummeled with lower commodity prices, and our Schlumberger and ExxonMobil holdings were prime examples.

The Fund’s Total Annual Fund Operating Expenses were 2.14%. The Investment Adviser has currently voluntarily agreed to waive its fees to the extent necessary to limit the Fund’s total operating expenses to 1.75% (on an annualized basis) of the Fund’s average daily net assets. The Investment Adviser may discontinue this cap on total expenses at any time, at its sole discretion.

Portfolio composition by sector

(as a % of total net assets) – Unaudited

Holland Series Fund, Inc.

Holland Balanced Fund •	MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (concluded)

NOTES TO PERFORMANCE

(a)	Reflects waiver of fees by the Investment Adviser (“Advisory Fee waiver”). Absent such Advisory Fee waiver, the Fund’s total return would have been lower.

(b)

The Lipper Balanced Fund Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The 90-Day U.S. Treasury Bill rate is the average return on three month U.S. Treasury Bills. The Standard & Poor’s 500 Index is unmanaged and does not reflect the actual cost of investing in the instruments that comprise the index. You cannot invest directly in an index.

Holland Series Fund, Inc.

Holland Balanced Fund •	STATEMENT OF NET ASSETS

September 30, 2020	Shares	Value†

Common Stocks(a)–72.8%

Beverages–4.8%
PepsiCo, Inc.	10,700	$1,483,020

Consumer Finance–4.1%
American Express Co.	12,400	1,243,100

Diversified Financial Services–5.1%
JPMorgan Chase & Co.	16,200	1,559,574

Energy Equipment & Services–0.8%
Schlumberger, Ltd.	15,800	245,848

Food & Staples Retailing–5.2%
Walmart, Inc.	11,400	1,594,974

Industrial Conglomerates–3.2%
3M Co.	6,200	993,116

Insurance–8.2%
Berkshire Hathaway, Inc. Class A*	5	1,600,005
Chubb Ltd.	7,824	908,523

		2,508,528

Media–10.0%
Comcast Corp. Class A	37,100	1,716,246
The Walt Disney Co.	10,900	1,352,472

		3,068,718

Oil, Gas & Consumable Fuels–1.6%
Exxon Mobil Corp.	14,300	490,919

Pharmaceuticals–5.5%
Johnson & Johnson	11,300	1,682,344

Semiconductors & Semiconductor Equipment–5.2%
Intel Corp.	30,700	1,589,646

Software–10.0%
Microsoft Corp.	14,600	3,070,818

Specialty Retail–9.1%
Home Depot, Inc.	10,000	2,777,100

Total Common Stocks (Cost–$8,028,423)		22,307,705

See Accompanying Notes to Financial Statements

Holland Series Fund, Inc.

Holland Balanced Fund •	STATEMENT OF NET ASSETS (continued)

September 30, 2020	Principal	Value†

U.S. Government Securities(a)–23.0%

U.S. Treasury Notes–23.0%
United States Treasury Note/Bond, 2.500% due 12/31/20	$3,000,000	$3,017,645
United States Treasury Note/Bond, 2.250% due 3/31/21	4,000,000	4,042,656

Total U.S. Government Securities (Cost–$6,999,099)		7,060,301

	Shares

Investment Company(a)(b)–1.6%
Fidelity Investments Money Market Treasury Only Portfolio — Class I, 0.010% (Cost $500,321)	500,321	500,321

Total Investments–97.4% (Cost–$15,527,843)		29,868,327

Other Assets In Excess Of Liabilities–2.6%		785,003

Net Assets–100%
Applicable to 1,405,749 outstanding $0.01 par value shares (authorized 1,000,000,000)		$30,653,330

Net asset value, offering price and redemption price per share		$21.81

See Accompanying Notes to Financial Statements

Holland Series Fund, Inc.

Holland Balanced Fund •	STATEMENT OF NET ASSETS (concluded)

September 30, 2020

Components of Net Assets as of September 30, 2020
Capital stock at par value ($0.01)	$14,058
Capital stock in excess of par value	15,752,944
Total distributable earnings	14,886,328

Net Assets(c)	$30,653,330

See Accompanying Notes to Financial Statements

(a) All percentages are based on the net assets of the Holland Balanced Fund as of September 30, 2020.

(b) Rate shown is the 7-day yield.

(c) As of September 30, 2020, there were no outstanding payables on Director’s fees.

* Non-income producing

† See Note 2 to Financial Statements

Holland Series Fund, Inc.

Holland Balanced Fund •	STATEMENT OF OPERATIONS

Year Ended September 30, 2020

Investment Income:
Dividends (Note 2)	$500,365
Interest income (Note 2)	169,830

Total investment income	670,195

Expenses:
Investment advisory fees (Note 3)	232,732
Administration and custody fees (Note 4)	151,788
Transfer agent fees	95,555
Shareholder reports	39,872
Compliance service fees	30,001
Registration fees	27,866
Legal fees	24,043
Audit fees	22,400
Directors’ fees	14,999
Insurance fees	12,383
Miscellaneous expenses	11,125

Total operating expenses	662,764
Waiver of investment advisory fee (Note 3)	(119,722)

Net expenses	543,042

Net investment income	127,153

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	1,001,396
Net change in unrealized depreciation	(414,811)

Net realized and unrealized gain on investments	586,585

Net increase in net assets resulting from operations	$713,738

See Accompanying Notes to Financial Statements

Holland Series Fund, Inc.

Holland Balanced Fund •	STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019

Net Increase/(Decrease) in Net Assets Resulting from Operations:
Net investment income	$127,153	$106,304
Net realized gain	1,001,396	—
Net change in unrealized appreciation/(depreciation) on investments	(414,811)	1,429,315

Increase in net assets resulting from operations	713,738	1,535,619

Total distributions to shareholders	(129,030)	(73,476)

Capital Share Transactions, Net (Note 8)	(1,174,510)	(2,316,845)

Decrease in Net Assets	(589,802)	(854,702)

Net Assets:
Beginning of year	31,243,132	32,097,834

End of year	$30,653,330	$31,243,132

See Accompanying Notes to Financial Statements

Holland Series Fund, Inc.

Holland Balanced Fund •	FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of year	$21.37	$20.39	$19.91	$19.05	$18.89

Increase/ (Decrease) from Investment Operations:
Net investment income (loss)	0.09	0.07	(0.01)	0.01	(0.02)
Net realized and unrealized gain on investments	0.44	0.96	1.34	1.54	1.59

Total from investments operations	0.53	1.03	1.33	1.55	1.57

Less Dividends and Distributions From:
Net investment income	(0.09)	(0.05)	—	—	—
Net realized gain	—	—	(0.85)	(0.69)	(1.41)

Total dividends and distributions	(0.09)	(0.05)	(0.85)	(0.69)	(1.41)

Net asset value, end of year	$21.81	$21.37	$20.39	$19.91	$19.05

Total return(a)	2.49%	5.05%	6.74%	8.23%	8.49%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$30,653	$31,243	$32,098	$31,582	$30,827
Ratio of expenses to average net assets before fee waivers	2.14%	2.00%	2.03%	1.94%	2.00%
Ratio of expenses to average net assets after fee waivers	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets after fee waivers	0.41%	0.34%	(0.04)%	0.06%	(0.11)%
Portfolio turnover	0.00%	24.37%	0.00%	30.43%	0.00%

See Accompanying Notes to Financial Statements

(a) Total return would have been lower had certain expenses not been waived or reimbursed.

Holland Series Fund, Inc.

Holland Balanced Fund •	NOTES TO FINANCIAL STATEMENTS

September 30, 2020

1.	ORGANIZATION

The Holland Series Fund, Inc. (the “Company”) was organized as a Maryland corporation on June 26, 1995 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Company currently has one portfolio, the Holland Balanced Fund (the “Fund”).

Investment Objective

The objective of the Fund is to provide a high total investment return.

The total investment return is a combination of, among other things, 1) income from interest and dividends on securities owned by the Fund and 2) capital gains and losses on securities owned by the Fund. In seeking this objective, Holland & Company, LLC, the Fund’s investment adviser (the “Investment Adviser”), gives consideration to risk and volatility.

Securities

Securities transactions are accounted for as of the trade date. Interest income and expenses are recorded on an accrual basis. The Fund amortizes discount or premium using the effective yield-to-maturity method on a daily basis, except for securities having a maturity date of sixty days or less at the time of acquisition which are amortized on a straight-line basis. Dividend income is recorded on the ex-dividend date. The Fund uses the specific identification method for determining gain or loss on sales of securities.

The Fund may invest in Treasury Inflation-Protection Securities (“TIPS”), Treasury securities that are indexed to inflation. The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. Adjustments for interest income due to inflation are reflected in interest income in the Statement of Operations.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.

Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued. On November 9, 2020, the Board of Directors approved a proposal to liquidate the Fund pursuant to a Board-approved Plan of Liquidation (the “Plan”).

Holland Series Fund, Inc.

Holland Balanced Fund •	NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Plan became effective on November 9, 2020, and it is expected that the Fund will be liquidated as soon as practicable.

Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Income Tax

The Fund has made no provision for federal income or excise tax since the Fund continues to qualify as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income and realized gains.

Valuation

Equity securities traded on an exchange are valued at their last sales price on that exchange with the exception of equity securities listed on NASDAQ where the NASDAQ Official Closing Price is used. Debt securities for which over-the-counter market quotations are available are valued at the latest bid price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Directors of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below. The Fund’s hierarchy can be found below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Holland Series Fund, Inc.

Holland Balanced Fund •	NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments at value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks	$22,307,705	$—	$—	$22,307,705

U.S. Government Securities	—	7,060,301	—	7,060,301

Investment Company	—	500,321	—	500,321

Total	$22,307,705	$7,560,622	$—	$29,868,327

For a further break down of each investment by type please refer to the Statement of Net Assets.

Distributions to Shareholders

The Fund distributes income dividends quarterly and capital gains annually. Distributions from net short-term capital gains and net long-term capital gains, if any, will typically be declared and paid in December. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

Distributions to shareholders are recorded on the ex-date of the dividend or the distribution. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions that exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income or distributions in excess of net realized gains on investments. To the extent they exceed net investment income and/or net realized gains for tax purposes, they are reported as distributions of capital.

3.	INVESTMENT ADVISORY AGREEMENT

The Company’s Board of Directors has approved an investment advisory agreement with the Investment Adviser. For its services as Investment Adviser, the Company pays the Investment Adviser a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Investment Adviser has agreed to voluntarily waive its fee to the extent necessary to keep the Fund’s expenses from exceeding 1.75% (on an annualized basis) of average daily net assets. The Invest-

Holland Series Fund, Inc.

Holland Balanced Fund •	NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020

3.	INVESTMENT ADVISORY AGREEMENT (continued)

ment Adviser may discontinue this cap on total expenses at any time, in its sole discretion. During the year ended September 30, 2020, the Investment Adviser waived $119,722 in advisory fees. The Investment Adviser is controlled by Michael F. Holland, its managing member and owner of an approximately 99% interest in the Investment Adviser. As of September 30, 2020, the Fund had $13,919 in reimbursement due from the Investment Adviser.

As of September 30, 2020, Michael F. Holland and affiliates owned 146,179 shares (10.4% of the shares outstanding) of the Fund.

4.	ACCOUNTING, CUSTODY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

State Street Bank and Trust Company (“State Street”), pursuant to its Administration Agreement with the Fund, provides or arranges for the provision of, certain administrative and accounting services for the Company, including maintaining the books and records of the Company, and preparing certain reports and other documents required by federal and/or state laws and regulations.

For these services, the Company pays State Street a fee at the annual rate of 0.03% of the Fund’s average daily net assets up to $100 million, 0.02% of the next $100 million, and 0.01% of those assets in excess of $200 million, subject to certain minimum requirements, and reimbursement for out-of-pocket expenses pursuant to the Administration Agreement. Pursuant to the Administration Agreement, State Street is entitled to a minimum fee of $8,500 per month unless waived by State Street. State Street also serves as the Fund’s custodian and accounting agent. Fees paid for custody and accounting services rendered by State Street are based upon an annual rate of 0.04% of the Fund’s average daily net assets up to $100 million, 0.03% of the next $100 million and 0.02% of those assets in excess of $200 million, subject to certain minimum requirements, and reimbursement for out-of-pocket expenses pursuant to the Custodian Agreement. Pursuant to the Custodian Agreement, State Street was entitled to a minimum fee of $3,750 per month unless waived by State Street. Transactions entered into by the Fund during the period are part of services rendered and are included in the administration and custody fees in the Statement of Operations.

ALPS Distributors, Inc., pursuant to a distribution agreement with the Fund, acts as distributor of the Fund’s shares. The Investment Adviser bears the distribution cost.

5.	DIRECTORS’ FEES

The Fund pays each Independent Director an annual fee, paid quarterly, of $3,000, plus $500 per meeting attended and pays all Directors’ actual out-of-pocket expenses relating to attendance at meetings. The Fund does not provide any pension or retirement benefits to its Directors or Officers.

Holland Series Fund, Inc.

Holland Balanced Fund •	NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020

6.	LIABILITIES

At September 30, 2020, the Fund had the following liabilities:

Shareholder Report fees payable	$12,857

Administration and custody fees payable	12,631

Other payable and accrued expenses	51,259

Total liabilities	$76,747

7.	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. Government securities, for the year ended September 30, 2020 aggregated $0 and $1,180,234, respectively. Purchases and sales of long-term U.S. Government securities for the year ended September 30, 2020 aggregated $0 and $0, respectively.

8.	CAPITAL SHARE TRANSACTIONS

As of September 30, 2020, there were 1,000,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

	Year Ended 9/30/2020		Year Ended 9/30/2019

	Shares	Amount	Shares	Amount

Shares sold	34,264	$748,790	88,960	$1,791,857

Shares reinvested	5,936	125,980	3,389	71,552

	40,200	874,770	92,349	1,863,409

Shares redeemed	(96,134)	(2,049,280)	(204,913)	(4,180,254)

Net Decrease	(55,934)	$(1,174,510)	(112,564)	$(2,316,845)

9.	INCOME TAXES

The components of net unrealized appreciation/ (depreciation) of investments based on federal tax cost at September 30, 2020 for the Fund were as follows:

Appreciation	(Depreciation)	Net Appreciation/ (Depreciation)	Cost for Federal Tax Purposes
$14,732,419	$(391,935)	$14,340,484	$15,527,843

As of September 30, 2020, the components of distributable earnings on a tax basis were $23,348 of undistributed ordinary income and $522,496 of accumulated long term capital gains.

The tax character of distributions paid during the year ended September 30, 2020, was $129,030 for distributions paid for ordinary income and $0 from long term capital gains. The tax character of distributions paid during the year ended September 30, 2019, was $73,476 for distributions paid for ordinary income and $0 from long term capital gains.

Holland Series Fund, Inc.

Holland Balanced Fund •	NOTES TO FINANCIAL STATEMENTS (concluded)

September 30, 2020

9.	INCOME TAXES (continued)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019), or expected to be taken in the Fund’s 2020 tax returns. The Fund remains subject to review by its major tax jurisdictions, which include the United States of America and the State of Maryland.

Holland Series Fund, Inc.

Holland Balanced Fund •	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Holland Series Fund, Inc.

and the Shareholders of Holland Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Holland Balanced Fund, a series of shares of beneficial interest in Holland Series Fund, Inc. (the “Fund”), as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Holland Series Fund, Inc. since 2006.

Philadelphia, Pennsylvania

November 17, 2020

Holland Series Fund, Inc.

Holland Balanced Fund •	UNAUDITED INFORMATION

PROXY VOTING POLICIES

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-30-HOLLAND and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ending June 30 is filed with the Securities and Exchange Commission on Form N-PX each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1-800-30-HOLLAND or on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-PORT and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling 1-800-30-HOLLAND.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY

AGREEMENT

General Background.    On May 6, 2020, the Board of Directors, including all of the Independent Directors (collectively, the “Directors”), approved the renewal of the Fund’s Advisory Agreement with Holland and Company LLC (the “Investment Adviser”) for an additional one-year term. During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Investment Adviser, including reports on the Fund’s investment results, portfolio composition, compliance with applicable regulations, portfolio trading practices, and shareholder services. In determining whether to renew the Advisory Agreement, the Board also reviewed additional information provided by the Investment Adviser.

The information below summarizes the Board’s considerations and conclusions in connection with its approving the renewal of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Directors did not identify any particular information that was all-important or controlling and each Director attributed different weights to various factors. In considering these matters, the Directors were advised with respect to relevant legal standards by counsel to the Fund.

Quality of Services.    In reviewing the services that the Investment Adviser provides to the Fund, the Directors considered Michael Holland’s extensive experience in the securities and investment management industries. They observed that Mr. Holland is one of the largest shareholders of the Fund. The Directors also noted that the Investment Adviser has no clients other than the Fund and thus devotes all its research and energy to managing the Fund.

In contemplating the quality of services provided to the Fund, the Directors examined the performance of the Fund compared with the returns of the S&P 500 Index

Holland Series Fund, Inc.

Holland Balanced Fund •	UNAUDITED INFORMATION (continued)

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (continued)

and the Lipper Balanced Fund Index, as well as the average returns of all retail and institutional mixed-asset target allocation growth funds in that category of Broadridge (the “Broadridge Performance Universe”). The funds comprising the Broadridge Performance Universe had been selected by Broadridge with no input from the Investment Adviser. The Directors reviewed the Fund’s performance against the Lipper Balanced Fund Index and the S&P’s 500 Index benchmarks over the one-, three-, five- and ten-year periods ended March 31, 2020. The Directors noted that the Fund had outperformed the S&P’s 500 Index for the one-year period ended March 31, 2020 and underperformed the Lipper Balanced Fund Index for the one-, three-, five- and ten-year periods ended March 31, 2020. The Directors also noted that the Fund has historically been positioned for a market that favors large capitalization growth stocks, and considered that such stocks had relatively underperformed compared to the Broadridge Performance Universe over the past ten years. They observed that the Fund appeared unusual among balanced funds because the allocation of assets among asset categories (equity securities vs. investment grade fixed-income securities and money market instruments) is fixed within prescribed ranges under typical market conditions thereby limiting the Investment Adviser’s ability to take advantage of outperformance, or to avoid underperformance in a particular asset category. They noted that such an approach might generally be expected to lead to periods of underperformance and that the Fund is intended as a long-term investment. The Directors further noted that the shareholder base appeared generally to be made up of people who desire Mr. Holland’s expertise and judgment and are committed to the Fund’s investment mandate.

Advisory Fees and Total Expenses.    In reviewing the advisory fees borne by the Fund, the Directors examined information regarding the advisory fees of funds included in a group of mixed-asset target allocation growth funds considered to be comparable to the Fund by Broadridge (the “Broadridge Expense Group”), as well as all other funds in the retail no-load mixed-asset target allocation growth funds classification of Broadridge (the “Broadridge Expense Universe”). They noted that the Fund’s advisory fees were above the median of the Broadridge Expense Group and greater than the average of the Broadridge Expense Universe, and that the total expenses were greater than the average expense ratios of the other funds in the Broadridge Expense Group and the Broadridge Expense Universe.

The Directors observed that, in the interest of limiting the expenses of the Fund, the Investment Adviser had voluntarily capped the Fund’s total expenses at 1.50% of the Fund’s average daily net assets since the Fund’s inception, and had increased the voluntary cap to 1.75% of the Fund’s average daily net assets, on an annualized basis, as of November 1, 2012. Under the voluntary cap, the Investment Adviser reimburses the Fund when the actual expenses of the Fund exceed this cap and thus, so long as the voluntary cap remains in place, the total expenses paid by the Fund’s shareholders never exceed 1.75%. They noted that the Fund’s total expense ratio was higher than the total expense ratios of other similar funds.

Holland Series Fund, Inc.

Holland Balanced Fund •	UNAUDITED INFORMATION (continued)

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (continued)

The Directors noted that the Fund is the only fund or account managed by the Investment Adviser and therefore comparisons to other funds or accounts advised or sub-advised by the Investment Adviser were unavailable.

Profitability and Economies of Scale.    The Directors considered information prepared by the Investment Adviser with respect to the profitability of its relationship with the Fund, the extent to which economies of scale are realized by the Investment Adviser in managing the Fund, and whether the Fund should implement advisory fee breakpoints to reflect any such economies of scale.

The Directors discussed in detail the analysis presented regarding the Investment Adviser’s profitability in providing services to the Fund, and concluded that the level of profitability under the Advisory Agreement did not appear to be unreasonably high.

The Directors agreed with the Investment Adviser’s assertion that due to the Fund’s small asset size and the fact that the Investment Adviser only manages the Fund, the Fund has not to date realized appreciable economies of scale. The Independent Directors expressed their belief that the Fund will not likely be of sufficient size to realize economies of scale in the foreseeable future. For the same reasons, the Directors also found that the lack of breakpoints in the Fund’s management fee was not unreasonable.

Ancillary Benefits and Other Factors.    The Directors also considered that the Investment Adviser appears to receive no significant benefits other than investment advisory fees as a result of the Investment Adviser’s relationship with the Fund. The Directors observed that the Investment Adviser had never entered into soft dollar, revenue sharing or directed brokerage arrangements.

Conclusions.    After reviewing various materials and reports provided, the Directors concluded that (i) the Investment Adviser and Mr. Holland were sufficiently experienced and qualified to provide investment advisory services for the Fund; (ii) the Investment Adviser is committed to the Fund, as evidenced by, among other things, the fee cap and the fact that the Fund is the Investment Adviser’s sole client; (iii) Mr. Holland is committed to the Fund, as evidenced by his large ownership in the Fund; (iv) the profitability of the Investment Adviser for providing services to the Fund does not appear unreasonable; (v) the Fund’s expenses and performance are disclosed in the Fund’s registration statement and/or reports to shareholders, allowing investors to make informed decisions about investment in the Fund; (vi) the Fund’s small asset size limits the Fund’s potential to generate economies of scale; and (vii) the lack of breakpoints in the Fund’s advisory fees is reasonable given the Fund’s anticipated continued small asset size.

The Directors also noted generally that the Fund had been in existence for a substantial period of time, that investors in the Fund appear to appreciate the expertise and judgment Mr. Holland brings to the Fund from his long experience in the securities and investment management industries, and that, from their

Holland Series Fund, Inc.

Holland Balanced Fund •	UNAUDITED INFORMATION (continued)

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (continued)

apparent commitment to the Fund, shareholders appear satisfied with the level of fees charged by the Investment Adviser to access Mr. Holland’s expertise and judgment.

In light of the information presented to them and the other factors described above, the Directors concluded, in the exercise of their business judgment, that the fee paid by the Fund under the Advisory Agreement generally appeared reasonable and voted to approve the continuation of the Agreement for the coming year.

FEDERAL TAX INFORMATION

Certain tax information for the Fund is required to be provided to shareholders based on the Fund’s income and distributions for the taxable year ended September 30, 2020. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2021, shareholders will receive Form 1099-DIV which will include their share of qualified dividends, and capital gains distributed during the calendar year 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

The Holland Balanced Fund designated 100.00% of ordinary income dividends as income qualifying for dividends received deduction for the fiscal year ended September 30, 2020.

SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended September 30, 2020.

Actual Expenses     The first table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid during the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and

Holland Series Fund, Inc.

Holland Balanced Fund •	UNAUDITED INFORMATION (concluded)

SHAREHOLDER EXPENSES (continued)

expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

For the Six Months Ended September 30, 2020

Actual	Value of a $1,000 Investment at End of Period	Expenses* Paid During the Period
	$1,143.00	$9.38

For the Six Months Ended September 30, 2020

Hypothetical (assuming a 5% return before expenses)	Value of a $1,000 Investment at End of Period	Expenses* Paid During the Period
	$1,016.25	$8.82

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.75% multiplied by the average account value over the period multiplied by 183/366 to reflect the one-half year period.

Holland Series Fund, Inc.

Holland Balanced Fund •	DIRECTORS AND OFFICERS (UNAUDITED)

MANAGEMENT OF THE FUND

The Directors are responsible for the general oversight of the Fund. The Directors, including those Directors who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Directors”), and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Each Director shall serve until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Directors and until the election and qualification of his or her successor.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director:

Michael F. Holland P.O. Box 44183 Denver, Colorado 80201 (1944)	Director, Chairman of the Board, President and Treasurer	Term: Unlimited Elected: 9/95	Holland & Company LLC, Chairman, 1995 – present.	1	Trustee, SSGA Mutual Funds and Director, The China Fund, Inc., Reaves Utility Income Fund; Blackstone Funds

Independent Directors:

Desmond G. FitzGerald P.O. Box 44183 Denver, Colorado 80201 (1944)	Director	Term: Unlimited Elected: 9/95	Holyoke Partners LLC (Fund of Hedge Funds), 2005 – present; Chairman, North American Properties Group (Real Estate), 1986 – 2012; Founding Managing Member, Managing Member Neural Pathways LLC (Medical Devices), 2011 – present.	1	Director, Rea Technologies; President, Hope for Poor Children Foundation; Vice Chairman, Helen Keller International; Trustee, Aquaya Institute; Vice-Chair and Trustee, Water Aid America; Trustee, Catholic Medical Mission Board

James Lee P.O. Box 44183 Denver, Colorado 80201 (1940)	Director	Term: Unlimited Elected: 5/08	President, James J. Lee Investment Advisors LLC, 1995 – present.	1	—

Jeff C. Tarr, Sr. P.O. Box 44183 Denver, Colorado 80201 (1944)	Director	Term: Unlimited Elected: 9/95	Chairman, Junction Advisors (Financial Services), 1981 – present.	1	Trustee, Edward P. Evans Foundation

Officers:

Tana Tselepis P.O. Box 44183 Denver, Colorado 80201 (1935)	Vice President, Chief Compliance Officer, Anti-Money Laundering Compliance Officer	Term: Unlimited Elected Vice President: 5/02 Elected Chief Compliance Officer: 9/04 Elected Anti-Money Laundering Compliance Officer: 5/09	Consultant to Holland & Company, LLC, 1997 – 1999.	—	Member of the Board of Governors of Tufts Medical Center; Director and Vice President of Malden Kiwanis

Holland Series Fund, Inc.

Holland Balanced Fund •	DIRECTORS AND OFFICERS (UNAUDITED) (concluded)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Kristin Person State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 (1979)	Secretary	Term: Indefinite Elected: 5/16	Vice President and Senior Counsel, State Street Bank and Trust Company 2013 – present.	—	—

As of September 30, 2020 none of the Independent Directors had any ownership of securities of the Investment Adviser, ALPS Distributors, Inc. (the “Distributor”) or any affiliated person of the Adviser or the Distributor. As of September 30, 2020, the Investment Adviser was controlled by Michael F. Holland, its managing member and owner of a 99% interest in the limited liability company. Mr. Holland is considered an interested person (as defined in the 1940 Act) of the Fund by virtue of his controlling interest in the Investment Adviser.

SUMMARY OF DIRECTORS’ QUALIFICATIONS

Following is a summary of the experience, attributes and skills which qualify each Director to serve on the Company’s Board.

Michael F. Holland: Mr. Holland is an experienced business executive with more than 40 years experience in the financial services industry including 25 years as a portfolio manager of the Fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Fund’s Board of Directors and as Chairman of the Board for 25 years (since the Fund’s inception) and possesses significant experience regarding the Company’s operations and history.

Desmond G. FitzGerald: Mr. FitzGerald is an experienced business executive with more than 40 years experience in the real estate and financial services industries; his experience includes service as a trustee, director or officer of various real estate and financial companies. He has served on the Fund’s Board of Directors and related Committees for 25 years (since the Fund’s inception) and possesses significant experience regarding the Company’s operations and history.

James Lee: Mr. Lee is an experienced business executive with more than 40 years experience in the financial services industry; his experience includes service as a trustee, director or officer of various financial companies and charities. He has served on the Fund’s Board of Directors and related Committees for 12 years and possesses significant experience regarding the Company’s operations and history.

Jeff C. Tarr, Sr.: Mr. Tarr is an experienced business executive with more than 40 years experience in the financial services and technology industries; his experience includes service as a trustee, director or officer of various financial and technology companies. He has served on the Fund’s Board of Directors and related Committees for 25 years (since the Fund’s inception) and possesses significant experience regarding the Company’s operations and history.

Holland Series Fund, Inc.

INVESTMENT ADVISER

Holland & Company LLC

PO Box 44183

Denver, CO 80201

email	mike@thehollandfund.com
website	www.thehollandfund.com

FUND ADMINISTRATOR,

CUSTODIAN AND FUND

ACCOUNTING AGENT

State Street Bank and Trust Co.

1 Iron Street

Boston, MA 02210

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT & DIVIDEND

DISBURSING AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02119-3600

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market St., 3rd Floor

Philadelphia, PA 19103

Holland & Company LLC

PO Box 44183

Denver, CO 80201

Phone	800-30-HOLLAND

Email	mike@thehollandfund.com
Website	www.thehollandfund.com

This report has been prepared for the Holland Balanced Fund’s Shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Item 2. Code of Ethics

As of September 30, 2020, Holland Series Fund, Inc. (the “Fund”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Fund’s principal executive officer and principal financial officer. The Fund has not made any amendments to its code of ethics during the covered period. The Fund has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the Fund’s code of ethics has been posted on the Fund’s website at http://www.thehollandfund.com/literature/holland-balanced-fund.

Item 3. Audit Committee Financial Expert

The Board of Directors of the Fund has determined that the Fund has one Audit Committee financial expert serving on its Audit Committee. The Audit Committee financial expert serving on the Fund’s Audit Committee is Desmond G. FitzGerald, who is independent.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

For the fiscal year ending September 30, 2020 and September 30, 2019, the aggregate audit fees billed for professional services rendered by BBD, LLP (“BBD”), the Fund’s principal accountant, for the audit of the Fund’s annual financial statements and services normally provided by BBD in connection with the Fund’s statutory and regulatory filings or engagement were $19,900 and $19,900.

(b)	Audit-Related Fees

For the fiscal year ending September 30, 2020 and September 30, 2019, there were no fees for assurance and related services by BBD reasonably related to the performance of the audit of the Fund’s financial statements that were not reported under (a) of this Item.

(c)	Tax Fees

For the fiscal year ending September 30, 2020 and September 30, 2019, the aggregate tax fees billed for professional services rendered by BBD for tax compliance, tax advice, and tax planning were $2,500 and $2,500. Services included the review of income and excise tax returns for the Fund.

(d)	All Other Fees

For the fiscal year ending September 30, 2020 and September 30, 2019, there were no fees billed for professional services rendered by BBD for products and services provided by BBD, other than the services reported in (a) through (c).

For the fiscal year ended September 30, 2020 and September 30, 2019, there were no fees billed for professional services rendered by BBD for products and services provided by BBD to Holland & Company, LLC (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that (i) relate directly to the operations and financial reporting of the Fund and (ii) were pre-approved by the Fund’s Audit Committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter states the following with respect to pre-approval procedures:

Pre-Approval Requirements. Before the independent accountants are engaged by the Fund to render audit or non-audit services, either:

1.

The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Fund. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

2.

The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to the independent accountants during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent accountants to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the independent accountants’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund. It shall be the responsibility of the independent accountants to notify the Audit Committee of any non-audit services that need to be pre-approved.

Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent accountants by the Fund and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period for time for which such was effective.

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the fiscal year ending September 30, 2020 and September 30, 2019, the aggregate non-audit fees billed by BBD for services rendered to the Fund and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Fund were $0 and $0.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Registrant.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11. Controls and Procedures

(a) Within 90 days of the filing date of this Form N-CSR, Michael Holland, the Fund’s President and Treasurer, reviewed the registrant’s disclosure controls and procedures (the “Procedures”) and evaluated their effectiveness. Based on his review, Mr. Holland determined that the Procedures adequately ensure that information required to be disclosed by the Fund in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission’s rules and regulations.

(b) There were no significant changes in the Fund’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1) Not applicable to the Filing.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) are attached hereto.

(a)(3) Not applicable to the Filing.

(a)(4) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOLLAND SERIES FUND, INC.

By:	/s/ Michael F. Holland
Michael F. Holland
President and Treasurer of Holland Series Fund, Inc.

Date: November 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael F. Holland
Michael F. Holland
President and Treasurer of Holland Series Fund, Inc.

Date: November 20, 2020